                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 29, 2004

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
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                 (Exact name of registrant specified in Charter)

         Delaware                 333-112231                     13-3416059
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      (State or other             (Commission                   (IRS Employer
      jurisdiction of             File Number)               Identification No.)
      incorporation)

                       250 Vesey Street
              4 World Financial Center 28th Floor
                      New York, New York                               10080
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           (Address of principal executive offices)                   Zip Code

           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-0357

                                    No Change
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         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.01. Acquisition or Disposition of Assets: General.

      On December 29, 2004, Merrill Lynch Mortgage Investors, Inc. issued its Merrill Lynch Mortgage Investors Trust Series MLCC 2004-G Mortgage Pass-Through Certificates, such series representing interests in a pool of adjustable rate conventional one- to four-family mortgage loans. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the prospectus dated October 25, 2004, as supplemented by the prospectus supplement dated December 23, 2004 (collectively, the "Prospectus").

      The Class A Certificates consist of the Class A-1 Certificates, the Class A-2 Certificates and the Class A-R Certificate. The Class X Certificates consist of the Class X-A Certificates. The Class B Certificates consist of the Class B-1 Certificates, the Class B-2 Certificates, the Class B-3 Certificates, the Class B-4 Certificates, the Class B-5 Certificates and the Class B-6 Certificates.

      The Certificates represent beneficial ownership interests in the Trust Fund. The Trust Fund consists of the Mortgage Pool and certain other property described in the Prospectus.

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ITEM 9.01. Financial Statements and Exhibits

      (a)   Not applicable

      (b)   Not applicable

      (c)   Exhibits:

Item 601(a)
of Regulation S-K
Exhibit No.                                   Description
-----------                                   -----------
4.1                       Pooling and Servicing Agreement among Merrill Lynch
                          Mortgage Investors, Inc., as depositor, Cendant
                          Mortgage Corporation, as servicer, and Wells Fargo
                          Bank, N.A., as trustee, dated as of December 1,
                          2004, for Merrill Lynch Mortgage Investors Trust
                          Series MLCC 2004-G Mortgage Pass-Through
                          Certificates.

99.1 Mortgage Loan Purchase and Sale Agreement, dated as of December 1, 2004, between Merrill Lynch Credit
                          Corporation, as Seller and Merrill Lynch Mortgage
                          Investors, Inc., as Purchaser.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MERRILL LYNCH MORTGAGE INVESTORS, INC.

Date: January 13, 2005

                                          By: /s/ Matthew Whalen
                                              ---------------------------------
                                          Name: Matthew Whalen
                                          Title: President

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                                INDEX TO EXHIBITS

Exhibit No.                                     Description
-----------                                     -----------
4.1                     Pooling and Servicing Agreement among Merrill Lynch
                        Mortgage Investors, Inc., as depositor, Cendant Mortgage
                        Corporation, as servicer, and Wells Fargo Bank, N.A., as
                        trustee, dated as of December 1, 2004, for Merrill Lynch
                        Mortgage Investors Trust Series MLCC 2004-G Mortgage
                        Pass-Through Certificates.

99.1                    Mortgage Loan Purchase and Sale Agreement, dated as of
                        December 1, 2004, between Merrill Lynch Credit
                        Corporation, as Seller and Merrill Lynch 99.1 Mortgage
                        Investors, Inc., as Purchaser.